Fees Summary	May 09, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 425,000,000.00
Previously Paid Amount	0.00
Total Fee Amount	65,067.50
Total Offset Amount	0.00
Net Fee	$ 65,067.50
Final Prospectus	false